CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Dec. 31, 2015	Jun. 30, 2015	Jun. 30, 2014	Jun. 30, 2013
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (23,000)	$ (22,058)	$ (11,601)	$ (8,740)
Other comprehensive (loss) income, net of tax
Foreign currency translation adjustments, net of tax of $-, $-, $- and $-	(4,578)	(3,835)	377	(68)
Total comprehensive loss for the period	$ (27,578)	$ (25,893)	$ (11,224)	$ (8,808)